UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 10, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 7, 2008 the Company had an amount of 42,941,766,809 outstanding shares of Common Stock. This was calculated after the Company had repurchased and cancelled an amount of 16,209,083,248 shares of its Common Stock on July 3, 2008.

On July 8, 2008 and on July 9, 2008; the Company repurchased and cancelled a further amount of 7,660,000,000 "free trading" shares of its Common Stock; further reducing its number of outstanding shares by an additional 17.84%.

On July 10, 2008 the Company now has an amount of 35,281,766,809 shares of its Common Stock outstanding following these further stock repurchases and cancellations on July 8, 2008 and on July 9, 2008.

Following these additional stock repurchases and cancellation by the Company on July 8, 2008 and on July 9, 2008; the Company's Net Asset Value per share is in the amount of US$0.01418 (1.42c per share of Common Stock) as at July 10, 2008. Please see the detailed calculations below.

SHARE REPURCHASES :-

On July 8, 2008 the Company purchased an amount of 500,000,000 "free trading" shares of its Common stock at a price of US$0.01444 per share of Common Stock. This pricing being based upon the Company's Net Asset Value per share as at July 7, 2008. The cost of this repurchase was in the amount of US$7,220,000.00. This was settled through the transfer of an amount of 6,016,666,667 restricted shares of the Company's stockholding in Hunt Gold Corporation (HGLC.PK) and at a price of US$0.0012 per share of Hunt Gold Corporation's Common Stock; to the vendors of these "free trading" shares of the Company's Common Stock.  This is calculated at the Hunt Gold Corporation's market price of US$0.0012 per share on July 3, 2008.

The Company has instructed its Transfer Agent to cancel these shares of the Company's Common Stock and in the amount of 500,000,000 "free trading" shares of Common Stock.

On July 8, 2008 and on July 9, 2008, the Company purchased an additional amount of 7,160,000,000 "free trading" shares of its Common stock at a price of US$0.01444 per share of Common Stock. This pricing being based upon the Company's Net Asset Value per share as at July 7, 2008. The cost of this repurchase was in the amount of US$103,390,500. This was settled through the transfer of an amount of 177,494,421 Ordinary Shares of Western Diversified Mining Resources, Inc.'s stockholding in Bouse Mining Holdings plc and at a price of US$0.5825 per share of Bouse Mining Holdings plc Ordinary Stock; to the vendors of these shares of the Company's Common Stock.

The Company has instructed its Transfer Agent to cancel these shares of the Company's Common Stock and being in the amount of 7,160,000,000 "free trading" shares of its Common Stock.

NET ASSET VALUE PER SHARE AS AT JULY 10, 2008 :-

On July 10, 2008 the Company had a Net Asset Value per share of US$0.01418 (1.42c per share of Common Stock).

This was calculated as follows :-

An amount of 483,750,099 shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding is in the amount of US$483,750. This is calculated at the Hunt Gold Corporation's market price of US$0.001 per share on July 9, 2008.

An amount of 7,380,255,540 shares of Hunt Gold Corporation (HGLC.PK) Common Stock were held directly by the Company as at July 7, 2008. An amount of 6,016,666,667 were utilized to fund the buyback of the Company's "free trading" shares of Common Stock. The Company's direct stockholding in Hunt Gold Corporation (HGLC.PK) as at July 10, 2008 is now in the amount of 1,363,588,873 shares of Common Stock. The value of this holding is in the amount of US$1,363,589. This is calculated at the Hunt Gold Corporation's market price of US$0.001 per share on July 9, 2008.

As at June 30, 2008, an amount of 1,030,034,482 shares of Bouse Mining Holdings plc were held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Bouse Mining Holdings plc; to an OTC Pink Sheets quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Bouse Mining Holdings plc; will be valued in the amount of US$0.5825 per 1 (one) Ordinary Share of Bouse Mining Holdings plc.

The Company utilized an amount of 342,003,035 Ordinary Shares in Bouse Mining Holdings plc to fund repurchases and cancellation of its Ordinary Shares of Common Stock as at July 7, 2008. The Company utilized an additional amount of 177,494,421 Bouse Mining Holdings plc Ordinary Shares to fund the repurchase and cancellation of its Ordinary Shares on July 8, 2008 and July 9, 2008. The Company's indirect holding in Bouse Mining Holdings plc is now in the amount of 510,537,026 Ordinary Shares as at July 10, 2008. The value of this holding as at July 10, 2008 is in the amount of US$297,387,818.

An amount of 1,030,421,001 shares of Copperstone Mining Holdings plc are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding as at July 10, 2008; is in the amount of US$201,035,137.

As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Copperstone Mining Holdings plc; to an OTC Pink Sheets quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Copperstone Mining Holdings plc; will be valued in the amount of US$0.1951 per 1 (one) Ordinary Share of Copperstone Mining Holdings plc.

NET ASSET VALUE PER SHARE AS AT JULY 10, 2008 :-

Based upon an outstanding amount of 35,281,766,809 shares of the Company's shares of Common Stock at July 10, 2008, the Net Asset Value per Share of Common Stock is in the amount US$0.01418 (1.42c per share of Common Stock).

The Company calculates in Net Asset Value in the amount of US$500,270,294 as at July 10, 2008.

This is calculated as follows :-

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held directly by the Company in the amount of  1,363,588,873 and at a market price of US$0.001 per share, give a valuation in the amount of US$1,363,589.

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held indirectly by the Company in the amount of  483,750,099 and at a market price of US$0.001 per share, give a valuation in the amount of  US$483,750.

Copperstone Mining Holding Ordinary Shares held indirectly by the Company in the amount of 1,030,421,001 and at a value of US$0.1951 per Ordinary Share, give a valuation in the amount of US$201,035,137.

Bouse Mining Holding Ordinary Shares held indirectly by the Company in the amount of 510,537,026  and at a value of US$0.5825 per Ordinary Share, give a valuation in the amount of US$297,387,818.

The value of the Company's stockholding in St James Capital Holdings, Inc. (SJCH.PK) and the Company's intangible assets have been excluded from this calculation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: July 10, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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